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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2006

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         1-15345                25-1391475
------------------------------    ------------------------   -------------------
(State or other juristidiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

                                2441 Viscount Row
                             Orlando, Florida 32809
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               (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On August 17, 2006, the Board of Directors of Galaxy Nutritional Foods, Inc. (the "Company") approved the grant of options to acquire 100,000 shares of the Company's common stock to each of David Lipka, Michael Broll and Angelo Morini, each a director of the Company. Each of these options has an exercise price of $0.44 (110% of the $.40 market price as quoted on the OTC Bulletin Board on August 17, 2006). The options were granted outside of any stock option plan and are immediately vested and expire on August 17, 2011.

Section 8 - Other Events

Item 8.01 Other Events

On August 17, 2006, in recognition of David Lipka's substantial efforts on behalf of the Company, the Board voted to increase his compensation in his capacity as Chairman of the Board of Directors of the Company, from $60,000 per year to $120,000 per year. As a result of this increase, Mr. Lipka will no longer be considered an "independent" director within the meaning of applicable securities regulations. In addition, the Board resolved that the entire Board should act as the audit committee of the Board and appointed Robert Mohel, an independent director, to serve as Chairman of the meetings of the audit committee.

Section 9.   Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

10.35 Non-plan Option to Purchase Securities of Galaxy Nutritional Foods, Inc. dated August 17, 2006 in favor of David H. Lipka
             (Filed herewith.)

10.36 Non-plan Option to Purchase Securities of Galaxy Nutritional Foods, Inc. dated August 17, 2006 in favor of Michael E. Broll
             (Filed herewith.)

10.37 Non-plan Option to Purchase Securities of Galaxy Nutritional Foods, Inc. dated August 17, 2006 in favor of Angelo S. Morini
             (Filed herewith.)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 21, 2006                           Galaxy Nutritional Foods, Inc.

                                                 By: /s/ Michael E. Broll
                                                     -----------------------
                                                     Michael E. Broll
                                                     Chief Executive Officer


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